EXECUTION COPY


AMENDMENT NO. 3 AND WAIVER
to
LOAN AND SECURITY AGREEMENT
dated as of August 27, 1999

THIS AMENDMENT NO. 3 AND WAIVER dated as of December 29, 2000 is made by and among WINSLOEW FURNITURE, INC. a Florida corporation, WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation, LOEWENSTEIN, INC., a Florida corporation, TEXACRAFT, INC., a Texas corporation, TROPIC CRAFT, INC., a Florida corporation, WINSTON PROPERTIES, INC., an Alabama corporation, POMPEII FURNITURE CO., INC., a Florida corporation, WABASH VALLEY MANUFACTURING, INC., an Indiana corporation, CHARTER FURNITURE CORPORATION, a California corporation (collectively, the "Borrowers"), SOUTHERN WOOD PRODUCTS, INC., a Tennessee corporation ("Southern Wood"), LODGING BY LOEWENSTEIN, INC., a North Carolina corporation ("Lodging"), the financial institutions party to this Agreement from time to time (the "Lenders"), HELLER FINANCIAL, INC. and CIBC INC. as co-agents (each a "Co-Agent" and collectively, the "Co-Agents"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

Preliminary Statements

The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of August 27, 1999, as amended by Amendment No. 1 dated as of March 30, 2000 and Amendment No. 2 dated as of August 11, 2000 (as amended and in effect, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined). Loewenstein has informed the Administrative Agent and the Lenders that it has made Investments in two newly formed entities, Southern Wood and Lodging, each of which has become a Wholly Owned Subsidiary of Loewenstein. In accordance with the provisions of Section 10.11 of the Loan Agreement, the Borrowers and the Lenders desire that each of Southern Wood and Lodging become a "Borrower" under the Loan Agreement.

In addition, the Borrowers have informed the Administrative Agent and the Lenders that WinsLoew intends to Acquire 100% of the capital stock of Woodsmith, a Florida corporation, and have requested that the Administrative Agent and the Lenders grant certain waivers in connection with such Acquisition.

Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Loan Agreement. From and after the date hereof, subject to satisfaction of the conditions set forth in Section 4, the Loan Agreement shall be amended as follows:

(a) Section 1.1 Definitions is amended by adding thereto in appropriate alphabetical order the following definitions:

"Annual Projections" means the forecasted (a) balance sheets, (b) income statements and (c) cash flow statements of WinsLoew and its Consolidated Subsidiaries for each Fiscal Year, prepared annually by WinsLoew and its Consolidated Subsidiaries on a consolidated monthly basis, together with appropriate supporting details and a statement of underlying assumptions.

"Lodging" means Lodging By Loewenstein, Inc., a North Carolina corporation and a Wholly Owned Subsidiary of WinsLoew.

"Southern Wood" means Southern Wood Products, Inc., a Tennessee corporation and a Wholly Owned Subsidiary of WinsLoew.

(b) Section 1.1 Definitions is further amended by amending the definition of "Borrower" in its entirety to read as follows:

"Borrower" means each of WinsLoew, Winston, Loewenstein, Texacraft, Tropic Craft, WPI, Pompeii, Wabash, Charter, Southern Wood, Lodging and each other Person a party to this Agreement as a "Borrower," whether as of the Effective Date or as of a later date pursuant to Section 6.2 or otherwise.

(c) Section 11.1 Financial Statements is amended by inserting at the end thereof a new subsection (c) to read as follows:

(c) Annual Projections. As soon as available, but in any event not later than the first day of each Fiscal Year, Annual Projections for such Fiscal Year in such format and detail as the Administrative Agent may reasonably specify.

Section 2. Acknowledgment. By their execution and delivery hereof, each of the Borrowers, Southern Wood and Lodging (a) acknowledges and agrees that, as of the Amendment Effective Date (as hereinafter defined) each of Southern Wood and Lodging will become, by its execution and delivery hereof, a "Borrower" under and as defined in the Loan Agreement, bound by all the terms and provisions thereof, and (b) covenants with the Lenders that each of Southern Wood and Lodging will observe and perform the terms and provisions of the Loan Agreement to the same extent as if it were an original party thereto. By its execution and delivery hereof, each of Southern Wood and Lodging also confirms (i) it has received a copy of the Loan Agreement, (ii) that the representations and warranties of the Borrowers set forth in the Loan Agreement are true and correct on and as of the date hereof as to Southern Wood and Lodging, respectively,
(iii) its pledge, assignment and grant to the Administrative Agent, for the benefit of the Lenders, of a continuing security interest in the Collateral as security for the Secured Obligations, and (iv) its appointment of WinsLoew as its representative in accordance with the provisions of Section 5.17 of the Loan Agreement.

Section 3. Waiver. The Borrowers have informed the Administrative Agent and the Lenders that WinsLoew intends to Acquire 100% of the capital stock of Woodsmith, a Florida corporation (the "Seller"), for an aggregate purchase price not to exceed $3,000,000, the payment of a portion of which will be made by the issuance by WinsLoew of a promissory note to the order of Seller in an original principal amount not greater than $2,700,000 (the "Woodsmith Seller Note"). The Borrowers have requested that, notwithstanding the provisions of Section 6.2(g) of the Loan Agreement, (i) the repayment by WinsLoew of the Woodsmith Seller Note not be required to be subordinated to the prior payment in full of the Secured Obligations and (ii) the principal of the Woodsmith Seller Note be repayable pursuant to said Note at any time on and after July 31, 2001, and, subject to satisfaction of the conditions set forth in Section 4, the Administrative Agent and the Lenders hereby agree to waive the requirements of
Section 6.2(g) of the Loan Agreement to the extent necessary to permit the foregoing; provided, that WinsLoew (or any other Loan Party) may repay principal of the Woodsmith Seller Note only if, after giving effect to such repayment, Availability is at least $20,000,000.

Section 4. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof on the first date (the "Amendment Effective Date") on which the Administrative Agent has received an amendment fee, for the Ratable benefit of the Lenders, in the amount of $50,000 and each of the following, each in form and substance satisfactory to the Administrative Agent (terms defined in the Loan Agreement as amended by this Amendment being used in this Section 4 and
Section 5 as so defined) and in a number of copies (other than the allonges to the Notes) sufficient for each Lender:

(a) 15 copies of this Amendment duly executed and delivered by the Borrowers, the Required Lenders, Southern Wood and Lodging;

(b) an allonge to each Note outstanding under the Loan Agreement, duly executed and delivered by Southern Wood and Lodging;

(c) Financing Statements signed by Southern Wood and Lodging in appropriate form for filing in each jurisdiction in which such a filing is required or appropriate to perfect the Security Interest;

(d) any landlord or mortgagee acknowledgments or Lien subordination or waiver agreements as the Administrative Agent may request, duly executed and delivered by the respective landlords or mortgagees;

(e) an opinion of counsel for the Borrowers as to the due authorization, execution and delivery of this Amendment and the other Loan Documents contemplated hereby to be delivered in connection with the effectiveness hereof by any Loan Party, as to the enforceability of this Amendment, the Loan Agreement as amended hereby and such other Loan Documents, and such other matters as any Lender through the Administrative Agent may reasonably request;

(f) certificates as to the good standing of each of Southern Wood and Lodging in its jurisdiction of incorporation and in each other jurisdiction in which it is qualified to transact business as a foreign corporation;

(g) a certificate of the Secretary of each Borrower as to and having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date or containing the certification of such Secretary or Assistant Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement, all corporate action, including shareholders' approval, if necessary, taken by such Borrower and/or its shareholders to authorize the execution, delivery and performance of this Amendment, and an incumbency certificate for and specimen signatures of the officers of such Borrower who are authorized to execute this Amendment or to the further effect that the incumbency certificate last delivered to the Lender under the Loan Agreement remains in effect, unchanged;

(h) a Stock Pledge Agreement in form and substance satisfactory to the Administrative Agent executed by Loewenstein in favor of the Administrative Agent, pursuant to which Loewenstein pledges all of the issued and outstanding shares of the capital stock of Southern Wood and Lodging as security for the Secured Obligations, together with all certificates and stock powers, undated and in blank, constituting Pledged Shares (as defined therein) required to be delivered by Loewenstein to the Administrative Agent in connection with the execution and delivery of such agreement;

(i) updated Schedules or supplements to the Schedules to the Loan Agreement as necessary to reflect accurately as of the Amendment Effective Date the facts purported to be set forth therein; and

(j) such other agreements, certificates, instruments and other documents as any Lender through the Administrative Agent may reasonably request in connection with the transactions contemplated hereby.

Section 5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that it has the corporate power and has taken all actions necessary to authorize it to execute and deliver this Amendment and the other documents contemplated to be delivered by it pursuant to this Amendment and to perform its obligations under the Loan Agreement as amended by this Amendment and under such other documents; that this Amendment has been and each such other document when executed and delivered by such Borrower will have been, duly executed and delivered by such Borrower; and that the Loan Agreement as amended hereby and each such other document, constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

Section 6. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7. Counterpart Execution; Governing Law.
           -------------------------------------

(a) Execution in Counterparts. This Amendment may be executed in any number of
    --------------------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of an original counterpart thereof.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.




[signatures appear on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

WINSLOEW FURNITURE, INC.


By:
Name:__________________________
Title: ___________________________


WINSTON FURNITURE COMPANY OF ALABAMA, INC.


By:
Name: ___________________________
Title: _____________________________


LOEWENSTEIN, INC.


By:
Name: ___________________________
Title: ____________________________


TEXACRAFT, INC.


By:
Name: ___________________________
Title: _____________________________


TROPIC CRAFT, INC.


By:
Name: ___________________________
Title: _____________________________


WINSTON PROPERTIES, INC.


By:
Name: ___________________________
Title: ____________________________


POMPEII FURNITURE CO., INC.


By:
Name: ____________________________
Title: _____________________________


WABASH VALLEY MANUFACTURING, INC.


By:
Name: ____________________________
Title: _____________________________


CHARTER FURNITURE CORPORATION

By:_________________________________
Name: ____________________________
Title: _____________________________


SOUTHERN WOOD PRODUCTS, INC.


By:
Name: ____________________________
Title: _____________________________


LODGING BY LOEWENSTEIN, INC.


By:
Name: ____________________________
Title: _____________________________

ADMINISTRATIVE AGENT:

FLEET CAPITAL CORPORATION


By:
Elizabeth Waller
Senior Vice President

CO-AGENT:

HELLER FINANCIAL, INC.


By:
Name:
Title:

CO-AGENT:

CIBC INC.


By:
Name:
Title:

LENDERS:

FLEET CAPITAL CORPORATION


By:
Elizabeth Waller
Senior Vice President

HELLER FINANCIAL, INC.


By:
Name:
Title:

CIBC INC.


By:
Name:
Title:

ANTARES CAPITAL CORPORATION


By:_________________________________
Name:
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


By:_________________________________
Name:
Title:


By:
Name:
Title:

GMAC BUSINESS CREDIT, LLC


By:
Name:
Title:

SUNTRUST BANK, ATLANTA


By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION


By:
Name:
Title:

BANK LEUMI LE ISRAEL BM MIAMI


By:
Name:
Title:

232684

COMERICA BANK


By:
Name:
Title:

232684 3

232684

WACHOVIA BANK, N.A.


By:
Name:
Title:

CHASE MANHATTAN BANK, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999


By:
Name:
Title: